UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 23, 2014 (May 22, 2014)

Travelport Limited

(Exact Name of Registrant As Specified In Charter)

Bermuda	333-141714	98-0505100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Galleria Parkway

Atlanta, GA 30339

(Address of Principal Executive Offices, including Zip Code)

(770) 563-7400

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On May 22, 2014, a subsidiary (the “Selling Stockholder”) of Travelport Limited entered into an underwriting agreement to sell 7.5 million shares of common stock of Orbitz Worldwide, Inc. (“Orbitz Worldwide”) in an underwritten public offering. The price paid to the Selling Stockholder for the shares will be $6.237 per share. The underwriters have a 30 day option to purchase up to an additional 1.125 million shares from the Selling Stockholder at the same price. Orbitz Worldwide will not receive any proceeds from the offering. The closing of the shares is expected to take place on May 29, 2014, subject to customary closing conditions.

Credit Suisse Securities (USA) LLC and Morgan Stanley & Co. LLC are serving as lead joint book-running managers. Deutsche Bank Securities Inc. and UBS Securities LLC are acting as joint book-running managers of the offering. Cowen and Company, LLC is serving as co-manager of the offering. The offering of securities is made only by means of a written prospectus and related prospectus supplement, which together will form a part of Orbitz Worldwide’s effective registration statement. The prospectus and prospectus supplement relating to the offering will be filed with the U.S. Securities and Exchange Commission (“SEC”) and will be available on the SEC’s website at www.sec.gov. Alternatively, when available, copies of the prospectus and prospectus supplement relating to this offering may be obtained from Credit Suisse Securities (USA) LLC, Attention: Prospectus Department, One Madison Avenue, New York, New York 10010, or by calling 800-221-1037 or by emailing a request to newyork.prospectus@credit-suisse.com; or from Morgan Stanley & Co. LLC, Attention: Prospectus Department, 180 Varick Street, 2nd Floor, New York, New York 10014, or by calling 866-718-1649 or by emailing a request to prospectus@morganstanley.com; or from Deutsche Bank Securities Inc., Attention: Prospectus Group, 60 Wall Street, New York, NY 10005, or by calling 800-503-4611 or by emailing a request to prospectus.cpdg@db.com; or from UBS Investment Bank, Attention: Prospectus Department, 299 Park Avenue, New York, NY 10171, or by calling 877-827-7275.

The shares are being offered pursuant to an effective registration statement filed with the SEC by Orbitz Worldwide. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELPORT LIMITED

By:	/s/ Rochelle J. Boas
Rochelle J. Boas
Senior Vice President and Assistant Secretary

Date: May 23, 2014